                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                              --------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): March 1, 2007
                                                           -------------

                             NESS TECHNOLOGIES, INC.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

Delaware                              000-50954              98-0346908
--------------------------------------------------------------------------------
(State or other jurisdiction          (Commission            (IRS Employer
 of incorporation)                    File Number)           Identification No.)

Ness Tower, Atidim High-Tech Industrial Park, Bldg 4, Tel Aviv      61580 Israel
--------------------------------------------------------------------------------
           (Address of principal executive offices)                  (zip code)

Registrant's telephone number, including area code: +972 (3) 766-6800
                                                    -----------------

                                      N/A
--------------------------------------------------------------------------------
       (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

   |_| Written communications pursuant to Rule 425 under the Securities Act (17
CFR 230.425)

   |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
CFR 240.14a-12)

   |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the
Exchange Act (17 CFR 240.14d-2(b))

   |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the
Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.  DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS;
            APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF
            CERTAIN OFFICERS.

      On March 1, 2007, Ness Technologies, Inc., a Delaware corporation (the
"Company"), appointed Ofer Segev as the Company's new Executive Vice
President and Chief Financial Officer effective April 1, 2007.

      Mr. Segev, age 47, has served as the chief financial officer of Attunity
(NASDAQ: ATTU), a provider of service-oriented software and solutions in the workplace applications market since June 2003. From May 2001 to June 2003, Mr.
Segev was the chief financial officer of TeleKnowledge Group Ltd., a content commerce platform vendor and also served as its chief executive officer from
January 2002 to June 2003.

      There are no family relationships between Mr. Segev and other officers and/or directors of the Company, as described in Item 401(d) of Regulation S-K, and no related-party transactions that are required to be disclosed pursuant to
Item 404(a) of Regulation S-K.

      The terms of a compensatory agreement with Mr. Segev have not been determined yet. The Company will file an amendment to this Form 8-K when such information becomes available.

      On March 1, 2007, the Company issued a press release disclosing these events, a copy of which is being filed as an exhibit to this Form 8-K.

Item 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

(d)   Exhibits

      Exhibit No.       Exhibits
      -----------       --------

         99.1           Press Release dated March 1, 2007.

                                   SIGNATURES
                                   ----------

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       NESS TECHNOLOGIES, INC.

Dated: March 1, 2007                   By: /s/ Ilan Rotem
                                           -------------------------------------
                                           Name: Ilan Rotem
                                           Title:  Secretary and General Counsel